UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     ----------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 22, 2003

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                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                       0-24960                  88-0320154
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)


                               400 Birmingham Hwy.
                              Chattanooga, TN 37419
                        (Address, including zip code, of
                           principal executive office)

                                 (423) 821-1212
                         (Registrant's telephone number,
                              including area code)


Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure

         Not applicable.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

         EXHIBIT
         NUMBER            EXHIBIT TITLE
------------------------------------------------------------------------------
           99.1 Covenant Transport, Inc. press release announcing second quarter financial and operating results

           99.2 Covenant Transport, Inc. transcript of the conference call relating to second quarter financial and operating results

Item 8.  Change in Fiscal Year

         Not applicable.

Item 9.  Regulation FD Disclosure

         Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee
         Benefit Plans

         Not applicable.

Item 12. Results of Operations and Financial Condition

     On Tuesday, July 22, 2003, Covenant Transport, Inc., a Nevada corporation (the "Company"), released its financial and operating results for the quarter and six months ended June 30, 2003 (the "Press Release"), after the close of the market. A copy of the Press Release is attached to this report as Exhibit 99.1.

     On Wednesday, July 23, 2003, the Company held a conference call to discuss the Press Release (the "Conference Call"). A copy of the transcript of the Conference Call is attached to this report as Exhibit 99.2.

     The information contained in this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and the  exhibits  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COVENANT TRANSPORT, INC.


Date: July 28, 2003            By:   /s/ R.H. Lovin, Jr.
                                  --------------------------------------
                                   R.H. Lovin, Jr.
                                   Senior Vice President - Administration
                                   and Secretary

                                  EXHIBIT INDEX

  99.1 Covenant Transport, Inc. press release announcing second quarter financial and operating results

  99.2 Covenant Transport, Inc. transcript of the conference call relating to second quarter financial and operating results